The Emerging Markets
Floating Rate Fund Inc.

Annual Report
FEBURARY 28, 1997



American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005






                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID
                               STATEN ISLAND, NY
                                   PERMIT NO.
                                      169

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

April 25, 1997

Dear Shareholder:

We are pleased to provide this annual report for The Emerging Markets Floating Rate Fund Inc. (the 'Fund') as of February 28, 1997. Included are market commentary, audited financial statements, the related report of the independent accountants and other information about the Fund.

The net asset value of the Fund increased from $13.66 per share on February 29, 1996 to $16.71 per share on February 28, 1997. Dividends of $1.61 per share were declared during the year. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return for the year ended February 28, 1997 was 36.02%. In comparison, the Salomon Brothers Brady Bond Index returned 38.95% during the same period.

The Fund continued to provide investors with stable current income through its broad exposure to the world's emerging markets sovereign and corporate floating-rate debt securities. On February 28, 1997, the Fund was invested in floating rate instruments in 15 countries. Investments in securities of emerging market issuers totaled approximately 96% of the Fund's total investments at February 28, 1997. The remainder of the Fund's assets was invested primarily in U.S. high-yield securities and short-term investments.

EMERGING MARKETS DEBT

The continued strong performance of the emerging markets debt market has been driven by positive economic and political developments in a number of key countries. The combination of favorable market conditions and attractive yields has encouraged institutional investors to increase their allocations to emerging markets debt.

The outlook for economic growth in emerging markets is especially strong in Latin America. The major economies of the region are experiencing the benefits of reform measures that have been enacted over the past few years. GDP annual growth rates are expected to accelerate into the 4% to 6% range over the next two years. This level of economic growth should provide the opportunity for these countries to make progress in reducing unemployment. In addition, inflation rates in the major Latin American countries are trending lower.

The recent renewed commitment on the part of the Russian government to reform has been well received by the market. This important emerging economy is concluding a large debt restructuring and is addressing its tax collection problem which has hampered economic growth over the past few years.

                                    *  *  *

On February 14, 1997, Oppenheimer Group, Inc., the ultimate parent company of Advantage Advisers, Inc., the Fund's investment manager, entered into an agreement to sell the stock of the investment manager to PIMCO Advisors, L.P. and its affiliates. On April 1, 1997, the Board of Directors of the Fund approved, subject to the vote of the Fund's shareholders, new investment management and

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

investment advisory agreements for the Fund with the investment manager and with Salomon Brothers Asset Management, the Fund's investment adviser. The agreements are substantially identical to the existing agreements and would take effect upon shareholder approval and the closing of the proposed acquisition of the investment manager. The closing of the acquisition is also subject to certain additional closing conditions.

We thank  you for  your ongoing  interest and  confidence in  the Fund.  In  our
continuing   effort  to   provide  timely   and  relevant   information  to  our
shareholders, a recorded Fund update is available 24 hours a day by calling 1-800-421-4777. This line provides current information relating to the Fund, including portfolio manager outlook and market commentary, as well as price information. Should you require specific information regarding your Emerging Markets Floating Rate Fund stock account, or for information regarding the Fund's Dividend Reinvestment Plan, please call American Stock Transfer & Trust Company at 1-800-937-5449. If you are calling from within New York City, please call 1-718-921-8200.

                                 Sincerely,

/s/ Alan Rappaport                                     /s/ Michael S. Hyland
Alan Rappaport                                         Michael S. Hyland
Chairman of the Board                                  President

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Statement of Investments
February 28, 1997

PRINCIPAL
 AMOUNT                                                                                           VALUE
  (000)     Sovereign Bonds  -- 80.9%                                                           (NOTE 2)
----------------------------------------------------------------------------------------------------------
            Argentina  -- 4.9%

 $ 2,891    Republic of Argentina, FRB, Series L, 6.625%, 3/31/05*..........................   $ 2,612,741

   1,200    Republic of Argentina, Par Bond, Series L, 5.25%, 3/31/23*......................       795,000
                                                                                               -----------

                                                                                                 3,407,741
                                                                                               -----------
            Brazil  -- 17.1%

  14,500    Federal Republic of Brazil, DCB, 6.5625%, 4/15/12*..............................    11,890,000
                                                                                               -----------
            Costa Rica  -- 2.3%

   1,614    Costa Rica, Interest Bond, Series B, 6.3125%, 5/21/05*..........................     1,573,815
                                                                                               -----------
            Croatia  -- 4.9%

   3,500    Republic of Croatia, FRN, Series A, 6.50%, 7/30/10*.............................     3,432,188
                                                                                               -----------
            Dominican Republic  -- 5.1%

   4,500    Dominican Republic, Discount Bond, 6.375%, 8/30/24*.............................     3,555,000
                                                                                               -----------
            Ecuador  -- 3.8%

   4,306    Republic of Ecuador, PDI Bond, 6.4375%, 2/27/15*,**.............................     2,672,241
                                                                                               -----------
            Jordan  -- 4.7%

   5,000    Republic of Jordan, Par Bond, 4.00%, 12/23/23*..................................     3,268,750
                                                                                               -----------
            Mexico  -- 13.6%

            United Mexican States, Discount Bond, Series B, 6.375%, 12/31/19*
   2,000      (including 3,076,000 rights)..................................................     1,822,500

            United Mexican States, Discount Bond, Series C, 6.375%, 12/31/19*
   7,125      (including 10,961,000 rights).................................................     6,492,656

            United Mexican States, Discount Bond, Series D, 6.35156%, 12/31/19*
   1,250      (including 1,923,000 rights)..................................................     1,139,062
                                                                                               -----------

                                                                                                 9,454,218
                                                                                               -----------
            Panama  -- 3.6%

     750    Republic of Panama, IRB, 3.50%, 7/17/14*........................................       556,875

   2,289    Republic of Panama, PDI Bond, 6.5625%, 7/17/16*,**..............................     1,976,794
                                                                                               -----------

                                                                                                 2,533,669
                                                                                               -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

February 28, 1997

PRINCIPAL
 AMOUNT                                                                                           VALUE
 (000)      Sovereign Bonds (concluded)                                                         (NOTE 2)
----------------------------------------------------------------------------------------------------------
            Philippines  -- 2.8%

 $ 2,000    Republic of the Philippines, DCB, Series B, 6.375%, 12/01/09*...................   $ 1,948,750
                                                                                               -----------
            Poland  -- 4.3%

   1,550    Republic of Poland, Discount Bond, 6.50%, 10/27/24*.............................     1,522,875

   1,750    Republic of Poland, PDI Bond, 4.00%, 10/27/14*..................................     1,476,563
                                                                                               -----------

                                                                                                 2,999,438
                                                                                               -----------
            Uruguay  -- 2.8%

   2,000    Uruguay, DCB, 6.50%, 2/18/07*...................................................     1,980,000
                                                                                               -----------
            Venezuela  -- 11.0%

   2,750    Republic of Venezuela, FLIRB, Series A, 6.625%, 3/31/07*........................     2,505,937

   5,750    Republic of Venezuela, DCB, 6.50%, 12/18/07*....................................     5,164,219
                                                                                               -----------

                                                                                                 7,670,156
                                                                                               -----------

            Total Sovereign Bonds (cost $49,325,220)........................................    56,385,966
                                                                                               -----------

            Corporate Bond  -- 1.1%
----------------------------------------------------------------------------------------------------------

     781    Venture Holdings Trust, 9.75%, 4/01/04 (cost $738,081)..........................       741,950
                                                                                               -----------

            Loan Participations  -- 10.8%
----------------------------------------------------------------------------------------------------------

            Republic of Jamaica, Tranche A, 6.4375%, 10/15/00*
   1,000      (Chase Manhattan, New York)(T)....................................................   985,000

            Kingdom of Morocco, Tranche B, 6.375%, 1/01/04*
   6,588      (Morgan Stanley Emerging Markets Inc, Merrill Lynch)(T)........................... 6,555,295
                                                                                               -----------

            Total Loan Participations (cost $6,271,066).....................................     7,540,295
                                                                                               -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Statement of Investments (concluded)
February 28, 1997

PRINCIPAL
 AMOUNT                                                                                           VALUE
 (000)      Repurchase Agreement  -- 3.1%                                                       (NOTE 2)
----------------------------------------------------------------------------------------------------------

            Union Bank of Switzerland, 5.36%, cost $2,153,000, dated 2/28/97, $2,153,962 due
              3/03/97, (collateralized by $2,161,000 U.S. Treasury Notes, 5.875%, due
 $ 2,153      10/31/98, valued at $2,196,116)...............................................   $ 2,153,000
                                                                                               -----------

            Total Investments  -- 95.9% (cost $58,487,367)..................................    66,821,211
                                                                                               -----------

            Cash and Other Assets in Excess of Liabilities  -- 4.1%.........................     2,829,852
                                                                                               -----------
            Net Assets  -- 100.0%
              (equivalent to $16.71 per share on 4,167,474 common shares outstanding).......   $69,651,063
                                                                                               -----------
                                                                                               -----------
----------------------------------------------------------------------------------------------------------

 * Rate shown reflects current rate on instrument with variable rate or step coupon rates.

 ** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.

(T) Participation interests were acquired through the financial institutions indicated parenthetically.

   DCB   -- Debt Conversion Bond.

   FLIRB -- Front Loaded Interest Reduction Bond.

   FRB   -- Floating Rate Bond.

   FRN   -- Floating Rate Note.

   IRB   -- Interest Reduction Bond.

   PDI   -- Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Statement of Assets and Liabilities
February 28, 1997

ASSETS
Investments, at value (cost  -- $58,487,367)...................................................   $66,821,211
Cash...........................................................................................            12
Receivable for investments sold................................................................     5,727,886
Interest receivable............................................................................     1,297,910
Unamortized organization expenses..............................................................        45,788
Prepaid expenses...............................................................................        13,671
                                                                                                  -----------
        Total assets...........................................................................    73,906,478
                                                                                                  -----------
LIABILITIES
Payable for investments purchased..............................................................     4,062,500
Accrued audit and tax return preparation fees..................................................        62,300
Accrued management fee (Note 3)................................................................        58,875
Accrued legal fee..............................................................................        44,481
Accrued printing and mailing fees..............................................................         9,904
Other accrued expenses.........................................................................        17,355
                                                                                                  -----------
        Total liabilities......................................................................     4,255,415
                                                                                                  -----------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000 shares; 4,167,474 shares outstanding)....         4,167
Additional paid-in capital.....................................................................    57,773,941
Distributions in excess of net investment income...............................................        (3,153)
Accumulated net realized gain on investments...................................................     3,542,264
Net unrealized appreciation on investments.....................................................     8,333,844
                                                                                                  -----------
        Net assets.............................................................................   $69,651,063
                                                                                                  -----------
NET ASSET VALUE PER SHARE ($69,651,063 [div] 4,167,474 shares)................................... $     16.71
                                                                                                  -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Statement of Operations
For the Year Ended February 28, 1997

INCOME
    Interest (includes discount accretion of $2,199,579).............................               $ 7,475,008
EXPENSES
    Management fee...................................................................   $692,816
    Audit and tax services...........................................................     62,512
    Legal............................................................................     46,803
    Directors' fees and expenses.....................................................     32,478
    Transfer agent...................................................................     29,282
    Amortization of deferred organization expenses...................................     22,192
    Custodian........................................................................     20,927
    Printing.........................................................................     20,665
    Listing fee......................................................................     17,195
    Other............................................................................     18,930        963,800
                                                                                        --------    -----------
    Net investment income............................................................                 6,511,208
                                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
    Net Realized Gain on Investments.................................................                 5,021,401
    Change in Net Unrealized Appreciation on Investments.............................                 7,842,755
                                                                                                    -----------
    Net realized gain and change in net unrealized appreciation......................                12,864,156
                                                                                                    -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS.......................................               $19,375,364
                                                                                                    -----------

Statement of Changes in Net Assets

                                                                                  YEAR ENDED      YEAR ENDED
                                                                                 FEBRUARY 28,    FEBRUARY 29,
                                                                                     1997            1996
-------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income.....................................................   $ 6,511,208     $  6,871,147
    Net realized gain/(loss) on investments...................................     5,021,401       (1,163,346)
    Change in net unrealized appreciation.....................................     7,842,755        8,401,614
                                                                                 ------------    ------------
    Net increase in net assets from operations................................    19,375,364       14,109,415
                                                                                 ------------    ------------
DIVIDENDS
    From net investment income................................................    (6,684,293)      (6,925,715)
                                                                                 ------------    ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends (20,340 and 0
      shares issued)..........................................................       328,861               --
                                                                                 ------------    ------------
    Total increase in net assets..............................................    13,019,932        7,183,700
NET ASSETS
    Beginning of period.......................................................    56,631,131       49,447,431
                                                                                 ------------    ------------
    End of period (includes distributions in excess of net investment income of $3,153 and undistributed net investment income of $169,932,
      respectively)...........................................................   $69,651,063     $ 56,631,131
                                                                                 ------------    ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Notes to Financial Statements

Note 1. Organization

The Emerging Markets Floating Rate Fund Inc. (the 'Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of floating rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, the Fund seeks capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(c) FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to
$115,541 were incurred in connection with the organization of the Fund. These expenses have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 3. Management and Advisory Fees and Other Transactions

The Fund entered into a management agreement with Advantage Advisers, Inc. (the 'Investment Manager'), a subsidiary of Oppenheimer & Co., Inc. ('Oppenheimer'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the 'Investment Adviser') pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .65% of the Fund's average weekly net assets for its services.

At February 28, 1997, Oppenheimer and the Investment Adviser owned 3,567 and 4,230 shares of the Fund, respectively.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting and $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 4. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 1997, aggregated $72,253,525 and $75,163,173, respectively. The federal income tax cost basis of the Fund's investments at February 28, 1997 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $8,385,216 and $51,372, respectively, resulting in a net unrealized appreciation for federal income tax purposes of $8,333,844.

For federal income tax purposes, the Fund had a capital loss carryforward as of February 29, 1996 of approximately $1,479,000 all of which was utilized as of February 28, 1997 to offset net realized capital gains.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in the loan.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Notes to Financial Statements (concluded)

the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

Note 6. Credit and Market Risk

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At February 28, 1997, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Note 7. Events Subsequent to February 28, 1997

On March 3, 1997, the Board of Directors of the Fund declared a common stock dividend from net investment income of $0.1325 per share payable on March 31, 1997 to shareholders of record on March 18, 1997.

On April 1, 1997, the Board of Directors of the Fund declared a common stock dividend from net investment income of $0.1325 per share payable on April 30, 1997 to shareholders of record on April 15, 1997.

On February 14, 1997, Oppenheimer Group, Inc., the ultimate parent company of the Investment Manager, entered into an agreement to sell the stock of the Investment Manager to PIMCO Advisors, L.P. and its affiliates. On April 1, 1997, the Board of Directors of the Fund approved, subject to the vote of the Fund's shareholders, a new investment management and investment advisory and administration agreement for the Fund with the Investment Manager and the Investment Adviser. The agreements are substantially identical to the existing agreements and would take effect upon shareholder approval and the closing of the proposed acquisition of the Investment Manager. The closing of the acquisition is also subject to certain additional closing conditions.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Financial Highlights
DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                                               YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                              FEBRUARY 28,     FEBRUARY 29,      FEBRUARY 28,
                                                                  1997             1996            1995(a)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................     $  13.66          $ 11.92          $  14.02
                                                                --------          -------          --------
Net investment income......................................         1.56             1.66              1.24
Net realized and unrealized gain (loss) on securities......         3.10             1.75             (1.98)
                                                                --------          -------          --------
Total from investment operations...........................         4.66             3.41              (.74)
Dividends from net investment income.......................        (1.61)           (1.67)            (1.19)
Offering costs on issuance of common stock.................           --               --              (.17)
                                                                --------          -------          --------
Net increase (decrease) in net asset value.................         3.05             1.74             (2.10)
                                                                --------          -------          --------
Net asset value, end of period.............................     $  16.71          $ 13.66          $  11.92
                                                                --------          -------          --------
                                                                --------          -------          --------
Per share market value, end of period......................     $ 17.125          $ 13.75          $  11.75
Total investment return(c).................................       38.28%           33.31%            (8.17%)(b)
Ratios/supplemental data:
    Net assets, end of period (000)........................     $ 69,651          $56,631          $ 49,447
    Ratio of total expenses to average net assets..........        1.52%            1.65%             1.73%(d)
    Ratio of net investment income to average net assets...       10.28%           12.99%            10.00%(d)
    Portfolio turnover rate................................      119.50%           70.36%            60.84%
-------------------------------------------------------------------------------------------------------------

(a) For the period March 25, 1994 (commencement of investment operations) through February 28, 1995.

(b) Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(d) Annualized.

                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Selected Quarterly Financial Information (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                             NET REALIZED GAIN
                                                                                             (LOSS) & CHANGE IN
                                                                                               NET UNREALIZED
                                                                      NET INVESTMENT            APPRECIATION
                                                                          INCOME               (DEPRECIATION)
                                                                  ----------------------    --------------------
QUARTERS ENDED(a)                                                 TOTAL      PER SHARE       TOTAL     PER SHARE
----------------------------------------------------------------------------------------------------------------
May 31, 1994(b)................................................   $  834        $.20        $(2,171)    $  (.52)
August 31, 1994................................................    1,188         .29          2,380         .57
November 30, 1994..............................................    1,433         .34         (1,396)       (.33)
February 28, 1995..............................................    1,684         .41         (7,039)      (1.70)
May 31, 1995...................................................    1,753         .42          2,874         .70
August 31, 1995................................................    1,721         .42             67         .01
November 30, 1995..............................................    1,704         .41          1,163         .28
February 29, 1996..............................................    1,693         .41          3,134         .76
May 31, 1996...................................................    1,760         .42          3,725         .90
August 31, 1996................................................    1,646         .40          1,768         .43
November 30, 1996..............................................    1,597         .38          4,663        1.12
February 28, 1997..............................................    1,508         .36          2,708         .65
----------------------------------------------------------------------------------------------------------------

(a) Totals expressed in thousands of dollars except per share amounts.

(b) For the period March 25, 1994 (commencement of investment operations) through May 31, 1994.

                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Report of Independent Accountants
To the Board of Directors and Shareholders of The Emerging Markets Floating Rate Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Floating Rate Fund Inc. (the 'Fund') at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 25, 1994 (commencement of investment operations) through February 28, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
April 11, 1997

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan

1. Each shareholder initially purchasing shares of common stock ('Shares') of The Emerging Markets Floating Rate Fund Inc. (the 'Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the 'Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undividend fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

LESLIE H. GELB
     President, The Council on
     Foreign Relations

MICHAEL S. HYLAND
     President;
     Managing Director, Salomon Brothers Inc
     President, Salomon Brothers
     Asset Management Inc

ALAN RAPPAPORT
     Chairman of the Board;
     Executive Vice President,
     Oppenheimer & Co., Inc.

RIORDAN ROETT
     Professor and Director,
     Latin American Studies Program,
     Paul H. Nitze School of Advanced
     International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial
     Law, and formerly Dean, The Fletcher
     School of Law & Diplomacy
     Tufts University

Officers

ALAN RAPPAPORT
     Chairman of the Board

MICHAEL S. HYLAND
     President

PETER WILBY
     Executive Vice President

THOMAS K. FLANAGAN
     Executive Vice President

LAWRENCE H. KAPLAN
     Executive Vice President
     and General Counsel

ALAN M. MANDEL
     Treasurer

LAURIE A. PITTI
     Assistant Treasurer

JENNIFER MUZZEY
     Secretary

NOEL DAUGHERTY
     Assistant Secretary

The Emerging Markets
Floating Rate Fund Inc.

    7 World Trade Center
     New York, New York 10048

TELEPHONE
     1-800-SALOMON

INVESTMENT MANAGER
     Advantage Advisers, Inc.
     Oppenheimer Tower
     World Financial Center
     New York, New York 10281

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

INDEPENDENT ACCOUNTANTS
     Price Waterhouse LLP
     1177 Avenue of the Americas
     New York, New York 10036

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     EFL

                              STATEMENT OF DIFFERENCES
                              ------------------------
  The division symbol shall be expressed as ..............................[div]